UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue

Englewood Cliffs, NJ 07632

(201) 567-5648

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement.

Purchase Agreement

On January 12, 2018, ASFI Pegasus Holdings, LLC (“ASFI”), a Delaware limited liablity company and a subsidiary of Asta Funding, Inc. (the “Company” or “Asta”), a Delaware corporation, entered into a Membership Interest Purchase Agreement (the “Purchase Agreement) with Pegasus Legal Funding, LLC, a Delaware limited liability company (the “Seller”). Under the Purchase Agreement, ASFI bought the Seller’s ownership interests of Pegasus Funding, LLC (“Pegasus”), which was 20% of the issued and outstanding limited liability company interests of Pegasus, for an aggregate purchase price of $1,800,000. As a result of the execution of the Purchase Agreement, ASFI became the owner of 100% of the limited liability company interests of Pegasus.

As a result of the purchase of the Seller’s 20% interest in Pegasus on January 12, 2018 under the Purchase Agreement, beginning with the Form 10-Q for the quarter ended March 31, 2018, the Company will consolidate the financial statements of Pegasus.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.

Settlement Agreement

On January 12, 2018, the Company, ASFI and Fund Pegasus, LLC, a Delaware limited liability company and a subsidiary of the Company, entered into a Settlement Agreement and Release (the “Settlement Agreement”) by and among the Company, ASFI, Fund Pegasus, LLC, Pegasus, the Seller, Max Alperovich, Alexander Khanas, Larry Stoddard, III, Louis Piccolo and A.L. Piccolo & Co., Inc., a New York corporation. The Settlement Agreement releases certain claims in exchange for, among other things, the parties' entry into the Purchase Agreement.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is filed as Exhibit 10.2 and incorporated by reference herein.

Item 2.02                   Results of Operations and Financial Condition.

On January 18, 2018, the Company issued a press release announcing that it will restate the Company’s previously issued audited consolidated financial statements for each of the years ended September 30, 2016, 2015 and 2014 and the interim periods contained therein, as well as the Company’s unaudited consolidated financial statements for the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017. See Item 4.02(a) below for additional information about the restatement and related matters. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to Item 2.02 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 4.02(a)                   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 11, 2018, the Board of Directors (the “Board”) of the Company, upon the recommendation of the Audit Committee of the Board (the “Audit Committee”) made the same day, determined that the Company’s previously issued financial statements for each of the years ended September 30, 2016, 2015 and 2014 and the interim periods contained therein, as well as the Company’s unaudited consolidated financial statements for the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017 (collectively, the “Non-Reliance Periods”) can no longer be relied upon. Therefore, all earnings press releases and similar prior communications issued by the Company, as well as other prior statements made by or on behalf of the Company relating to those periods should not be relied upon. The Company intends to file the restated annual and quarterly financial statements for the Non-Reliance Periods (the “Restated Filings”) as soon as practicable. The Company’s authorized officers have discussed these matters with EisnerAmper LLP, the Company’s current independent registered public accounting firm, and have notified Mazars USA LLP, the Company’s former independent registered public accounting firm during the Non-Reliance Periods, of these matters.

The Board’s decision to restate the financial statements for the Non-Reliance Periods arose from the Company’s re-evaluation of its historical conclusion to consolidate Pegasus (the “Pegasus Matter”). Management has determined that it lacked the control required to consolidate Pegasus during the Non-Reliance Periods and through the date of the Purchase Agreement described in Item 1.01 above. As such, the Company should have reported its investment in Pegasus under the equity method in accordance with accounting principles generally accepted in the United States. Restating the financial statements to give effect to the Pegasus Matter is not anticipated to have a material impact on total net income attributable to the Company for the Non-Reliance Periods.

In connection with the restatement of the Non-Reliance Periods, the Company intends to correct the financial statements for all known errors, including those that were previously corrected in prior filings as immaterial out-of-period adjustments. Additionally, the Company is in the process of evaluating its historical and current practices with respect to accounting for foreign currency matters under Accounting Standards Codification Topic 830 in accordance with accounting principles generally accepted in the United States. In connection with this evaluation, the Company has determined that its previous accounting treatment for certain foreign currency matters during the Non-Reliance Periods was not appropriate.

The Company continues to assess and quantify the necessary adjustments, and while the impact of these adjustments will likely be significant to the Non-Reliance Periods, we are currently unable to specify the amounts or financial statement line items that will be impacted.

The Company’s management is assessing the effectiveness of its internal controls over financial reporting and disclosure controls and procedures during the Non-Reliance Periods. The Company will amend any disclosures pertaining to its evaluation of such controls and procedures as appropriate in connection with the Restated Filings.

The above statements regarding the expected impact of the restatement constitute forward-looking statements that are based on the Company’s current expectations. The final amounts and the detailed presentation of the restatement will be included in the Restated Filings after the Company has completed its work on the restatement, the financial statements have been audited or reviewed as required, and the Board and the Audit Committee have completed its review of the financial statements and other financial data for the Non-Reliance Periods. See “Caution Regarding Forward-Looking Statements” below.

As a result of the purchase of the Seller’s 20% interest in Pegasus on January 12, 2018 under the Purchase Agreement as described in Item 1.01 above, beginning with the Form 10-Q for the quarter ended March 31, 2018, the Company will consolidate the financial statements of Pegasus.

Caution Regarding Forward-Looking Statements

This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “may,” “will,” “expects,” intends,” “plans,” “projects,” “estimates,” “anticipates” or “believes” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of Restated Filings; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, our financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. We do not undertake to update or revise our forward-looking statements, except as required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Membership Interest Purchase Agreement, dated as of January 12, 2018, by and between ASFI Pegasus Holdings, LLC and Pegasus Holdings, LLC.

10.2

Settlement Agreement and Release, dated as of January 12, 2018, by and among Asta Funding, Inc., ASFI Pegasus Holdings, LLC, Fund Pegasus, LLC, Pegasus Funding, LLC, Pegasus Legal Funding, LLC, Max Alperovich, Alexander Khanas, Larry Stoddard, III, Louis Piccolo and A.L. Piccolo & Co., Inc.

99.1	Press Release dated January 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asta Funding, Inc.

Date: January 18, 2018	By:	/s/ Bruce R. Foster
	Name:	Bruce R. Foster
	Title:	Chief Financial Officer